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                                                                    EXHIBIT 32.2




                        CERTIFICATION OF CHIEF FINANCIAL
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS



         I, Steven A. Schumm, the Chief Administrative Officer and Interim Chief Financial Officer of CC V Holdings, LLC and CC V Holdings Finance, Inc. (collectively, the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2003 (the "Report") filed with the Securities and Exchange Commission:

         o fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

         o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/  Steven A. Schumm
                                               --------------------------------
                                               Steven A. Schumm
                                               Chief Administrative Officer and
                                               Interim Chief Financial Officer
                                               August 12, 2003